UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K


              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event): October 21, 2014

                             EMPIRE GLOBAL CORP.
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


                              671 Westburne Dr.
                      Concord, Ontario L4K 4Z1, Canada
                  (Address of principal executive offices)


                              (647) 229-0136
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))













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As used herein, "we," "our," "us" and similar terms included herein refer to
Empire Global Corp. and its subsidiaries.

Item 7.01. Regulation FD Disclosure.

The information set forth herein and the news release attached as Exhibit 99.1 incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD is intended to be "furnished" under
Item 7.01 of Form 8-K (Regulation FD Disclosure). This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. In addition, this information shall not be incorporated by reference into any registration statement filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless it is specifically incorporated by reference in such filing.

Empire Global Corp. is furnishing certain financial information regarding its business, including the following events that occurred subsequent to June 30, 2014:

 - The Company received $2,669,000 in gross proceeds in a private placement from an accredited investor
 - The Company prepaid the amounts due on the Promissory Note obligation of CAD$ 85,000.00 plus interest that was due on October 31, 2014. The prepayment of this financing resulted in a reduction of (i) cash of $76,447.69, and (ii) current debt in aggregate pincipal and interest of CAD$ 85,950.14
 - The Company repurchased $70,000 in aggregate principal amount of our 24% unsecured Debentures due July 9, 2016. The repurchase of these debentures resulted in reductions in (i) cash aggregating $74,741.09, (ii) interest due of $4,741.09 and (iii) long-term debt of $70,000.00
 - The Company paid EUR 252,922.05 to Streamlogue Holdings Inc. resulting in a decrease in cash of $332,249.47
 -  The Company reduced accounts payable of $127,897.61


Item 8.01. Other Events.

On October 21, 2014, we gave notice to Multigioco Srl that the Company will pay EUR 490,000 to exercise our option on the shares issued for the Share Purchase Agreement dated August 15, 2014 to acquire Multigioco Srl.

On October 23, 2014, we issued a press release announcing that we extinguished the Promissory Note and Debenture debt obligations (the "Debts"). A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.     Description

99.1 Press Release of Empire Global Corp., dated October 23, 2014, announcing the extinguishing of Debt.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATED:  October 23, 2014.            EMPIRE GLOBAL CORP.


                                     Per: /s/ MICHELE CIAVARELLA
                                          -----------------------------
                                          MICHELE CIAVARELLA, B.Sc.
                                          Chairman of the Board and
                                          Chief Executive Officer

EXHIBIT INDEX

Exhibit Number    Description
---------------   -------------------------------------------------------------

99.1 Press Release dated October 23, 2014 captioned "Empire Global Corp. Extinguishes Debt"